UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2025

Warner Bros. Discovery, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34177

Delaware	35-2333914
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

230 Park Avenue South
New York, New York 10003
(Address of principal executive offices, including zip code)

212-548-5555
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock	WBD	Nasdaq Global Select Market
4.302% Senior Notes due 2030	WBDI30	Nasdaq Global Market
4.693% Senior Notes due 2033	WBDI33	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Event

On June 24, 2025, Warner Bros. Discovery, Inc. (the “Company”) issued a press release announcing the early participation results of the previously announced tender offers (the “Tender Offers”) by its wholly owned subsidiaries, Discovery Communications, LLC (“DCL”), WarnerMedia Holdings, Inc. (“WMH”), Warner Media, LLC (“WML”) and Historic TW, Inc. (together with DCL, WMH and WML, the “Issuers”), pursuant to which the Issuers offered to purchase for cash substantially all of their outstanding notes and debentures (collectively, the “Notes”), subject to certain terms and conditions set forth in the Issuers’ Offer to Purchase and Consent Solicitation Statement, dated June 9, 2025 (the “Offer to Purchase and Consent Solicitation Statement”).

The Tender Offers were announced on June 9, 2025, and were made pursuant to the Offer to Purchase and Consent Solicitation Statement. On June 24, 2025 the Company issued a press release announcing the pricing terms of the Tender Offers.

A copy of the Company’s press release announcing the early results of the Tender Offers is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. A copy of the Company’s press release announcing the pricing terms of the Tender Offers is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

No Offer or Solicitation

The complete terms and conditions of the Tender Offers and the related consent solicitations are set forth in the Offer to Purchase and Consent Solicitation Statement, along with any amendments and supplements thereto, which holders are urged to read carefully before making any decision with respect to the Tender Offers.

This Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell any securities. The Tender Offers are being made only by, and pursuant to the terms of, the Offer to Purchase and Consent Solicitation Statement. The Tender Offers do not constitute an offer to buy or the solicitation of an offer to sell any securities in any jurisdiction in which such offer or solicitation is unlawful. The Tender Offers are void in all jurisdictions where they are prohibited.

Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release of Warner Bros. Discovery, Inc., dated June 24, 2025 announcing the early results of the Tender Offers
99.2	Press Release of Warner Bros. Discovery, Inc., dated June 24, 2025 announcing the pricing terms of the Tender Offers
101	Inline XBRL Instance Document - the instance document does not appear in the Interactive Date File because its XBRL tags are embedded within the Inline XBRL document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2025	WARNER BROS. DISCOVERY, INC.

	By:	/s/ Gunnar Wiedenfels
	Name:	Gunnar Wiedenfels
	Title:	Chief Financial Officer